UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2015 (February 9, 2015)

AMERICAN REALTY CAPITAL PROPERTIES, INC.
ARC PROPERTIES OPERATING PARTNERSHIP, L.P.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
Delaware	333-197780	45-1255683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 E. Camelback Road, Suite 1100
Phoenix, AZ 85016
(Address of principal executive offices, including zip code)

(800) 606-3610
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
On February 9, 2015, American Realty Capital Properties, Inc. (the “Company”), as guarantor, ARC Properties Operating Partnership, L.P., the Company’s operating partnership (“ARCPOP”), of which the Company is the sole general partner, as issuer, and U.S. Bank National Association, as trustee (the “Trustee”), entered into the First Supplemental Indenture (the “First Supplemental Indenture”) with respect to each of the 2.000% senior notes due 2017, the 3.000% senior notes due 2019 and the 4.600% senior notes due 2024 (the “Notes”), which, in each case, were issued by ARCPOP, and guaranteed by the Company under an Indenture, dated February 6, 2014 (the “Indenture”), by and among ARCPOP, the Trustee, and the guarantors named therein. The First Supplemental Indenture provides that in the event ARCPOP fails to deliver to the Trustee prior to March 3, 2015 the Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 that is required to be delivered pursuant to the Indenture, then any notice of default related to such failure that is issued on or after March 3, 2015 will be deemed to have been given on January 19, 2015 for purposes of establishing the period during which such failure may be cured prior to such event becoming an event of default. The terms of the First Supplemental Indenture are consistent with and contemplated by the Company’s agreement in principle with an ad hoc group of holders of the Notes that the Company previously announced on January 22, 2015.

The foregoing summary of the First Supplemental Indenture is qualified in its entirety by reference to the complete text of the First Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	First Supplemental Indenture, dated as of February 9, 2015, by and among ARC Properties Operating Partnership, L.P., American Realty Capital Properties, Inc. and U.S. Bank National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

By:	/s/ Michael Sodo
Name:	Michael Sodo
Title:	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

ARC PROPERTIES OPERATING PARTNERSHIP, L.P. By: American Realty Capital Properties, Inc., its sole general partner

By:	/s/ Michael Sodo
Name:	Michael Sodo
Title:	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Date: February 12, 2015

Exhibit Index

Exhibit No.	Description
4.1	First Supplemental Indenture, dated as of February 9, 2015, by and among ARC Properties Operating Partnership, L.P., American Realty Capital Properties, Inc. and U.S. Bank National Association.